UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2012

Date of Report (Date of earliest event reported)

China Premium Lifestyle Enterprise, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	333-120807	11-3718650
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

28/F, King Palace Plaza,

No. 52A Sha Tsui Road,

Tsuen Wan, N.T. Hong Kong

(Address of principal executive offices)

(Zip Code)

(+852) 2954-2469

Registrant’s telephone number, including area code

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report, the terms “we”, “us”, “our” and the “Company” mean China Premium Lifestyle Enterprise, Inc., a Nevada corporation, and our consolidated subsidiaries, taken together as a whole.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Renewal of Executive Officer Employment Agreements

On March 1, 2012, the Company entered into renewals of its employment agreements with its Chief Executive Officer, Chief Financial Officer and Chief Operating Officer. The new employment agreements are retroactively effective to November 6, 2011 and will expire effective December 31, 2012 unless previously terminated pursuant to the terms of such employment agreements. The principal terms of the new employment agreements are summarized below. Copies of the new agreements are attached to this Current Report as Exhibits 10.1, 10.2 and 10.3, and are incorporated herein by reference. The summaries of the agreements offered below are qualified, in their entirety, by the text of the attached exhibits.

Under the new employment agreement between the Company and Mr. Richard Man Fai Lee effective November 6, 2011, Mr. Lee was re-appointed Chief Executive Officer and President of the Company for a term ending December 31, 2012 at an annual salary of $126,072. Mr. Lee’s annual salary remains unchanged under his new employment agreement. Mr. Lee is eligible for a bonus for each calendar year in an amount to be determined by the Company’s Board of Directors. Mr. Lee is also entitled to reimbursement for all reasonable and necessary business and entertainment expenses, including expenses for business development, travel, meals and accommodations, incurred in connection with the performance of his duties. Mr. Lee is also entitled to all insurance and other benefit plans and policies maintained for the Company’s senior executives, as well as coverage under the Company’s indemnification policies and director and officer liability policies in amounts reasonably determined by the Company.

Under the new employment agreement between the Company and Mr. Herbert Adamczyk effective November 6, 2011, Mr. Adamczyk was re-appointed Chief Operating Officer of the Company for a term ending December 31, 2012 at an annual salary of $84,048. Mr. Adamczyk’s annual salary remains unchanged under his new employment agreement. Mr. Adamczyk is eligible for a bonus for each calendar year in an amount to be determined by the Company’s Board of Directors. Mr. Adamczyk is also entitled to reimbursement for all reasonable and necessary business and entertainment expenses, including expenses for business development, travel, meals and accommodations, incurred in connection with the performance of his duties. Mr. Adamczyk is also entitled to all insurance and other benefit plans and policies maintained for the Company’s senior executives, as well as coverage under the Company’s indemnification policies and director and officer liability policies in amounts reasonably determined by the Company.

Under the new employment agreement between the Company and Mr. Joseph Tik Tung Wong effective November 6, 2011, Mr. Wong was re-appointed Chief Financial Officer, Treasurer and Secretary of the Company for a term ending December 31, 2012 at an annual salary of $52,530. Mr. Wong’s annual salary remains unchanged under his new employment agreement. Mr. Wong is eligible for a bonus for each calendar year in an amount to be determined by the Company’s Board of Directors. Mr. Wong is entitled to reimbursement for all reasonable and necessary business and entertainment expenses, including expenses for business development, travel, meals and accommodations, incurred in connection with the performance of his duties. Mr. Wong is also entitled to all insurance and other benefit plans and policies maintained for the Company’s senior executives, as well as coverage under the Company’s indemnification policies and director and officer liability policies in amounts reasonably determined by the Company.

Each employment agreement states that the officer’s (the “Executive”) employment may be terminated prior to the expiration of the one-year term upon the occurrence of the following: (a) voluntarily termination of the agreement by the Executive giving two (2) months’ notice in writing; (b) the Executive’s death; (c) termination of the Executive by the Company for "cause", which is defined as any of the following: (i) the Executive is convicted of, or pleads nolo contendere to, a felony, (ii) the Executive commits an act of fraud, bad faith or willful misconduct against the Company that is materially detrimental to the Company, or (iii) the Executive materially breaches any of the terms of the Agreement and fails to cure the breach within thirty (30) days after written notice has been provided by the Company to the Executive regarding the specific nature of such breach; (d) a good faith determination by the Board based upon the certification of a mutually agreed licensed physician and/or psychiatrist that the Executive has become so physically or mentally incapacitated or disabled as to be unable to satisfactorily perform his duties for one hundred twenty (120) consecutive days, or one hundred eighty (180) days in any three hundred sixty (360) day period; (e) termination of the Executive by the Company for any reason other than for "cause" as defined in (c) above; and (f) upon termination by the Executive of his employment for “good reason”, which is defined as the occurrence of any of the following events without the express written consent of the Executive: (i) reduction in the Executive's Salary or the benefits set forth above, or (ii) breach by the Company of any term of the employment agreement .

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Employment Agreement dated March 1, 2012 by and between the Company and Mr. Richard Man Fai LEE.

Exhibit 10.2	Employment Agreement dated March 1, 2012 by and between the Company and Mr. Herbert ADAMCZYK.

Exhibit 10.3	Employment Agreement dated March 1, 2012 by and between the Company and Mr. Joseph Tik Tung WONG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA PREMIUM LIFESTYLE ENTERPRISE, INC., a Nevada corporation

Dated: March 1, 2012	By:	/s/ Joseph Tik Tung WONG
Joseph Tik Tung WONG
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Employment Agreement dated March 1, 2012 by and between the Company and Mr. Richard Man Fai LEE.

Exhibit 10.2	Employment Agreement dated March 1, 2012 by and between the Company and Mr. Herbert ADAMCZYK.

Exhibit 10.3	Employment Agreement dated March 1, 2012 by and between the Company and Mr. Joseph Tik Tung WONG.